UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2026

GSR V Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43290	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5900 Balcones Drive, Suite 100 Austin, TX 78731	78731
(Address of Principal Executive Offices)	(Zip Code)

(914-369-4400)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one seventh of one right	GSRVU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	GSRV	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one Class A ordinary share	GSRVR	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 1, 2026, GSR V Acquisition Corp. (the “Company,” “us” or “our”) announced that the holders of the Company’s units sold in the Company’s initial public offering (the “Public Units”) may elect to separately trade the Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and the rights included in the Public Units (the “rights”) commencing on July 2, 2026. Each Unit consists of one Ordinary Share and one-seventh of one right. Each whole right entitles the holder thereof to receive one Class A Ordinary Share upon the consummation of our initial business combination. Any Public Units not separated will continue to trade on the Nasdaq Stock Market LLC (the “Nasdaq”) under the symbol “GSRVU.” Any underlying Ordinary Shares and rights that are separated will trade on the Nasdaq under the symbols “GSRV,” “GSRVR” and “GSRVU,” respectively. No fractional rights will be issued upon separation of the Public Units and only whole rights will trade. Holders of Public Units will need to have their brokers contact Odyssey Transfer and Trust Company, the Company’s transfer agent, in order to separate such holders’ Public Units into Class A Ordinary Shares and rights.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Public Units is attached hereto as Exhibit 99.1.

This report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this report are forward-looking statements. When used in this report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statements and prospectus relating to the Company’s initial public offering filed with the SEC. Copies of such filings are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this report, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated July 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSR V Acquisition Corp.

Date: July 7, 2026	By:	/s/ Gus Garcia
	Name:	Gus Garcia
	Title:	Co-Chief Executive Officer

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